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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-K/A

                       AMENDMENT TO APPLICATION OR REPORT

                   PURSUANT TO SECTION 12, 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                 NETEGRITY, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                    1-10139                04-2911320
  (State or other jurisdiction of   (Commission File        (I.R.S. Employer
  incorporation or organization)         Number)           Identification No.)


         245 Winter Street
      Waltham, Massachusetts              02154           (781) 890-1700
 (Address of principal executive       (Zip Code)     (Registrant's telephone
  offices)                                          number, including area code)



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



                                 AMENDMENT NO. 1

      The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated January 15, 1998 as set forth in the pages attached hereto:

Item 5.  Other Events

      On January 6, 1998, Netegrity, Inc. (the "Registrant"), entered into a Preferred Stock and Warrant Purchase Agreement (the "Agreement") with Pequot Private Equity Fund, L.P., a Delaware limited partnership ("PPEF") and Pequot Offshore Private Equity Fund, Inc., a British Virgin Islands corporation (together with PPEF, the "Pequot Entities"). On January 7, 1998, the Registrant sold 1,666,667 shares of Series D Preferred Stock, at $1.50 per share, and 750,393 Warrants to the Pequot Entities for an aggregate purchase price of $2,500,000.50 (the "Pequot Transaction"). The Series D Preferred Stock is automatically convertible into Common Stock on a one-for-one basis, subject to adjustment. In addition, the Series D Preferred Stock is subject to mandatory conversion into Common Stock upon certain circumstances. Pursuant to the Agreement, the Pequot Entities intend to make a second $2.5 million investment following the next release of SiteMinder(TM), the Registrant's flagship product for security management of Web Applications. As part of the transaction, James McNiel ("McNiel") is joining the Board of Directors of the Registrant, as designee of the Pequot Entities, and has agreed to provide certain consulting services to the Registrant. In connection with such service, the Registrant granted McNiel warrants for the purchase of 100,000 shares of Common Stock.

      This Current Report on Form 8-K/A is filed solely to incorporate a Pro Forma Balance Sheet giving effect to the Pequot Transaction as having occurred on December 31, 1997.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (b) Pro Forma Financial Information

      Registrant's Pro Forma Balance Sheet

      Pro Forma Consolidated Balance Sheet as of December 31, 1997 (unaudited)

The unaudited pro forma consolidated balance sheet gives effect to the transaction with Pequot Transaction on January 6, 1998 as having occurred on December 31, 1997. The unaudited pro forma consolidated balance sheet is presented for comparison purposes only, and is not necessarily indicative of what the actual financial position of the Registrant would have been at December 31, 1997, nor does it purport to represent the future financial position of the Registrant. This unaudited pro forma consolidated balance sheet should be read in conjunction with, and is qualified in its entirety by the historical balance sheet.



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



                                                                        Historical      Pro-forma     Pro-forma
                                                                         31-Dec-97     adjustments    31-Dec-97
                                                                      --------------------------------------------

ASSETS
CURRENT ASSETS:
Cash and cash equivalents                                                2,133,586        2,450,001     4,583,587
Escrow receivable                                                          600,000                      600,000
Accounts receivable-trade, net of allowance for doubtful
accounts of $64,460 and $67,797 at December 31, 1997
and 1996, respectively                                                     791,369                      791,369
Other current assets                                                       312,971                      312,971
                                                                      --------------------------------------------


TOTAL CURRENT ASSETS                                                     3,837,926       2,450,001     6,287,927

EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET                                  585,055                       585,055

Capitalized software costs, net                                            309,891                       309,891

OTHER ASSETS:
Investment in Encotone, LTD
Investment in Encotone, Inc.                                                78,199                        78,199
Other                                                                       37,438                        37,438
                                                                      --------------------------------------------

TOTAL OTHER ASSETS                                                         115,637                       115,637
                                                                      --------------------------------------------

TOTAL ASSETS                                                             4,848,509    2,450,001        7,298,510
                                                                      ============================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable-trade                                                   1,507,071                     1,507,071
Other accrued expenses                                                   2,022,949                     2,022,949
Accrued compensation                                                       279,722                       279,722
Current portion of capitalized lease obligations                            19,068                        19,068
                                                                      --------------------------------------------

TOTAL CURRENT LIABILITIES                                                3,828,810                     3,828,810

LONG-TERM CAPITAL LEASE OBLIGATIONS                                          3,653                         3,653
                                                                      --------------------------------------------

TOTAL LIABILITIES                                                        3,832,463                     3,832,463

COMMITMENTS AND CONTINGENCIES                                                    0                             0



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                                                                        Historical      Pro-forma     Pro-forma
                                                                         31-Dec-97     adjustments    31-Dec-97
                                                                      --------------------------------------------
STOCKHOLDERS' EQUITY:
Preferred Stock, $.01 par value 1,666,667 shares authorized and
outstanding                                                                                16,667        16,667
Common Stock, voting, $.01 par value, authorized 25,000,000 shares:
9,279,346 shares issued and 9,254,245  shares  outstanding at
December 31, 1997;
9,204,946 shares issued and 9,179,845 shares outstanding at
December 31, 1996                                                           92,793                       92,793
Additional paid-in capital                                              10,578,330      2,433,334    13,011,664
Cumulative translation adjustment                                           28,028                       28,028
Cumulative deficit                                                      (9,399,448)                  (9,399,448)
Loan to officer                                                           (200,000)                    (200,000)
                                                                      --------------------------------------------

                                                                         1,099,703      2,450,001     3,549,704

Less - Treasury Stock, at cost: 25,101 shares                              (83,657)                     (83,657)
                                                                      --------------------------------------------


TOTAL STOCKHOLDERS' EQUITY                                               1,016,046      2,450,001     3,466,047
                                                                      --------------------------------------------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                               4,848,509      2,450,001     7,298,510
                                                                      ============================================


Pro forma adjustments represent the sale of 1,666,667 Series D Preferred Stock (see Item 5 above) less reimbursement of certain of the purchasers' closing costs in accordance with the Agreement.

      (c) Exhibits

      See Exhibit Index.



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                                  EXHIBIT INDEX

Exhibit        Description                                        Page Number

 4         Preferred Stock and Warrant Purchase Agreement,             *
           dated January 6, 1998, by and among Netegrity, Inc.,
           Pequot Private Equity Fund, L.P., and Pequot Offshore
           Private Equity Fund, Inc.

     *         Previously filed.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 29, 1998

                                             NETEGRITY, INC.



                                             By:  /s/ Barry N. Bycoff
                                                  Barry N. Bycoff
                                                  President


296685-1

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